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                                                                      EXHIBIT 32

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Cabot Corporation (the "Company") on Form 10-K for the year ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




      Date:  December 13, 2004                /s/ Kennett F. Burnes
                                              --------------------------------
                                              Kennett F. Burnes
                                              Chairman of the Board, President
                                              and Chief Executive Officer



      Date:  December 13, 2004                /s/ John A. Shaw
                                              --------------------------------
                                              John A. Shaw
                                              Executive Vice President and
                                              Chief Financial Officer